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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 25, 2005


                The National Collegiate Student Loan Trust 2004-2
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Delaware                           333-118894-01                       81-0656951
                 --------                           -------------                       ----------
       (State or Other Jurisdiction                  (Commission                      (IRS Employer
            of Incorporation)                        File Number)                  Identification No.)

                800 Boylston Street, 34th Floor, Boston, MA                             02199-8157
                -------------------------------------------                             ----------
                 (Address of Principal Executive Offices)                               (Zip Code)

Registrant's telephone number, including area code   (800) 895-4283
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 8 - Other Events

Item 8.01         Other Events.
                  ------------

                  Attached hereto is a copy of the monthly distribution report to the noteholders and certificateholders which was derived from the monthly information submitted by the servicer of the student loans owned by the trust to the indenture trustee and grantor trustee.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

       Exhibit Number          Description
       --------------          -----------
            99.1               Monthly Distribution Report to the Noteholders
                               and Certificateholders distributed on January 25, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE NATIONAL COLLEGIATE STUDENT
                                     LOAN TRUST 2004-2

                                     By:      FIRST MARBLEHEAD DATA
                                              SERVICES, INC., Administrator

                                              By: /s/ Rosalyn Bonaventure
                                                  -----------------------------
                                                  Name: Rosalyn Bonaventure
                                                  Title: VP and Treasurer, FMDS

Dated: January 25, 2005

                                  EXHIBIT INDEX


       Exhibit Number          Description
       --------------          -----------
            99.1               Monthly Distribution Report to the Noteholders
                               and Certificateholders distributed on January 25, 2005.